UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2026
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

SPY072 SKYWAY-RA Sub-Study Topline Results

On August 25, 2026, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing topline results from the rheumatoid arthritis (“RA”) sub-study of the Phase 2 SKYWAY basket trial evaluating SPY072 in rheumatic diseases.

A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 25, 2026, the Company announced topline results from the RA sub-study of the Phase 2 SKYWAY basket trial evaluating SPY072 in rheumatic diseases.

SPY072 SKYWAY-RA Sub-Study Topline Results

The SKYWAY-RA sub-study is one of three sub-studies in the SKYWAY basket trial and is a randomized and placebo-controlled study evaluating two doses of SPY072 in patients with moderate to severely active RA with inadequate response to conventional or advanced therapies. The primary endpoint is the change from baseline to Week 12 in Disease Activity Score in 28 joints, C-reactive protein (DAS28-CRP), and the secondary endpoint is the proportion of patients achieving an ACR20 response at Week 12.

The topline results from the RA sub-study of the Phase 2 SKYWAY basket trial indicated that both SPY072 Low Dose and SPY072 High Dose demonstrated statistically significant benefits compared to placebo on one or more of the primary (change from baseline in DAS28-CRP), key secondary (ACR20), and exploratory endpoints (ACR50). SPY072 was well tolerated, with a safety profile consistent with the TL1A class. The results provide proof-of-mechanism for TL1A in RA and support its potential in other autoimmune diseases and as a combination component, but did not meet the Company’s internal bar to prioritize advancement of SPY072 as a monotherapy in RA.

Efficacy: SPY072 Low Dose demonstrated a statistically significant benefit compared to placebo on the primary endpoint (change from baseline in DAS28-CRP) at Week 12. Nominally significant improvements versus placebo were observed on the secondary endpoint (ACR20) with High Dose and on the exploratory endpoint (ACR50) with Low Dose. Results were generally comparable between advanced-therapy-naïve and advanced-therapy-experienced sub-groups.

Endpoint (W12)	SPY072 High Dose (N=48)	SPY072 Low Dose (N=48)	Placebo (N=47)
ΔDAS28-CRP	-1.5	-1.9*	-1.3
ACR20	63%**	58%	43%
ACR50	31%	38%**	19%
ACR70	13%	4%	2%
*p<0.05 for SPY072 versus placebo **nominal p<0.05 for SPY072 versus placebo

Both doses of SPY072 achieved target drug concentrations and provided complete and durable suppression of free TL1A through Week 12, suggesting complete target engagement.

Safety: SPY072 was well tolerated, with a safety profile consistent with the TL1A class. Rates of adverse events were comparable between active (27%) and placebo (36%) and generally mild or moderate. One Serious Treatment-Emergent Adverse Event (“TEAE”) occurred on each arm, none deemed drug-related. One death occurred in a participant receiving placebo. The most common TEAEs were infections and infestations, occurring in 14% of SPY072-treated participants and 15% of placebo-treated participants.

Next Steps

The Company remains at the forefront of evaluating potential first- and best-in-class monotherapies and combinations in immunology and inflammation (“I&I”) with numerous expected topline readouts over the next 12-18 months to prioritize programs for further development:

Trial	Indication	Asset(s)	Expected timing
SKYLINE Part A	Ulcerative Colitis (“UC”)	SPY003	September 2026
SKYWAY	Psoriatic Arthritis (“PsA”), Axial Spondyloarthritis (“axSpA”)	SPY072	4Q 2026
SKYLINE Part B	UC	SPY001, SPY002, SPY003 SPY120, SPY130, SPY230	2027
SKYLIGHT	Hidradenitis Suppurativa (“HS”)	SPY072 + IL-17A/F	Late 2027 or early 2028

Forward Looking Statements This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K, other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding: the efficacy and safety of SPY072/our TL1A antibodies and their potential in other/a range of autoimmune diseases and as combination components; the Company remaining at the forefront of evaluating potential first and best-in-class monotherapies and combinations in I&I; the expected timing of topline results from the PsA and axSpA SKYWAY sub-studies, SKYLIGHT trial in HS and SKYLINE part A and B in UC and the potential further development of these programs; the timing of and the Company’s ongoing development programs in inflammatory bowel disease and HS; and Spyre’s ongoing and future pre-clinical and clinical development activities. The words “opportunity,” “potential,” “milestones,” “pipeline,” “strategy,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “might,” “plan,” “possible,” “predict,” “should,” “will,” “would,” “can,” “likely,” “aim,” and similar expressions (including the negatives of these terms) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs and involve a number of risks and uncertainties, many of which are beyond Spyre’s control, and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with the Company’s interpretation of data and the Company’s clinical trials for its product candidates; the potential for interim data not being delivered within expected time frames or final data not being consistent with or different than the topline or interim data reported for our programs; the potential impact of Trump Administration policies and changes in law on our business; and those uncertainties and factors described in Spyre's most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and any other filings that Spyre has made or may make with the Securities and Exchange Commission from time to time. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Spyre does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Spyre.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press release issued by Spyre Therapeutics, Inc. regarding Data, dated August 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	August 25, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer